Exhibit 10.12

WHEREAS, Section 8 of the American Home Products Corporation (the "Company") 1985 Stock Option Plan (the "1985 Plan") authorizes the Board of Directors to amend the 1985 Plan, the Compensation and Benefits Committee recommends that certain amendments as described below be made to the 1985 Plan;

          NOW, THEREFORE, Section 6 of the 1985 Plan is hereby amended as follows:

          1. Section 6(c)(ii) of the 1985 Plan is deleted in its entirety, with such Section to be reserved for future amendment.

          2. Section 6(c)(iii) of the 1985 Plan is hereby amended by deleting therefrom the language
               [surrounded by brackets] as follows:

               (iii)  Upon exercise of Stock
               Appreciation Rights, the holder thereof
               shall be entitled to elect to receive
               therefor payment in the form of shares
               of Common Stock (rounded down to the
               next whole number so no fractional
               shares are issued), cash or any
               combination thereof in an amount equal
               in value to the difference between the
               Option Price per share and the fair
               market value per share of Common Stock
               on the date of exercise multiplied by
               the number of shares in respect of which the Stock Appreciation Rights shall have been exercised, subject to any limitation on such amount which the Committee may in its discretion impose
               [at the time of grant of the Stock
               Appreciation Rights.  Such election as
               to the form of payment shall be subject
               to the consent of the Committee which
               consent or disapproval may be given at
               any time after the election to which it
               relates.]  The fair market value of
               Common Stock shall be deemed to be the
               mean between the highest and lowest sale prices of the Common Stock on the Consolidated Transaction Reporting
               System on the date the Stock
               Appreciation Right is exercised or if no transaction on the Consolidated
               Transaction Reporting System occurred on such date, then on the last preceding day on which a transaction did take place.


          3. Section 6(c)(iv) of the 1985 Plan is hereby amended by deleting therefrom the language
               [surrounded by brackets] and adding text
               *surrounded by stars* as follows:

               (iv)  Any exercise by an officer or
               director of Stock Appreciation Rights,
               as well as any election by such officer
               or director as to the form of payment to such officer or director (Common Stock, cash or any combination thereof), [which election is subject to the consent of the Committee in its sole discretion as provided in subparagraph (iii) hereof,] shall be made during the ten-day period beginning on the third business day following the release for publication of any quarterly or annual statement of sales and earnings by the Company and ending on the twelfth business day following the date of such release
               *("window period")*.  For purposes
               hereof officer shall mean only officers
               who are subject to Section 16(b) of the
               Securities Exchange Act of 1934, as
               amended.  In the event that a director
               or officer of the Company subject to
               Section 16(b) of the Securities Exchange
               Act of 1934 exercises a Stock
               Appreciation Right for cash or stock
               pursuant to this Section 6 during a
               "window period," [as provided in Rule
               16b-3 under the Securities Exchange Act
               of 1934], the day on which such right is effectively exercised shall be that day, if any, during such "window period" which is designated by the Committee in its discretion for all such exercises by such individuals during such period. If no such day is designated, the day of effective exercise shall be determined in accordance with normal administrative practices of the Plan.